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               SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549

                            FORM 8-K

                          CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):
                      September 2, 1999


                HARBOR FEDERAL BANCORP, INC.
   ________________________________________________
  (Exact Name of Registrant as Specified in Charter)


         Maryland                0-24194         52-1860591
____________________________   ___________   ------------------
(State or Other Jurisdiction   (Commission   (I.R.S. Employer
      of Incorporation)        File Number)  Identification No.)


705 York Road, Baltimore, Maryland                      21204
________________________________________              __________
(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code: (410)321-7041
                                                    -------------

                          Not Applicable
_______________________________________________________________
  (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS
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     On September 2, 1999, the Board of Directors of the
Registrant announced that it was commencing a stock repurchase program to acquire up to 83,826 shares of its common stock, representing approximately 5% of the outstanding common stock of the Registrant.

     Further information regarding the stock repurchase is set forth in a press release dated September 2, 1999, attached as
Exhibit 99 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
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          AND EXHIBITS
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     The following is a list of exhibits filed with this Current
Report on Form 8-K.

     Exhibit No.          Description
     ----------           -----------

        99                Press Release, dated September 2, 1999

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             HARBOR FEDERAL BANCORP, INC.



                             By:  /s/ Robert A. Williams
                                  ------------------------------
                                  Robert A. Williams
                                  President


Date: September 2, 1999